                                                                    Exhibit 10.3


                         JUNIOR PARTICIPATION AGREEMENT


         This Junior Participation Agreement ("Agreement") dated effective as of July __, 2003 (the "Effective Date"), is entered into among GUARANTY BUSINESS CREDIT CORPORATION ("GBCC"), and _______________________________________________
_________________________________________________, (together with its successors and any permitted assigns) collectively the "Participant."

                                    RECITALS:

A. GBCC and U.S. Plastic Lumber Ltd., a Delaware Corporation ("Company") have entered into that certain Loan and Security Agreement dated as of December 19, 2002, as amended, modified and restated from time to time, including as amended by the Second Amendment as hereinafter defined (the "Loan Agreement"). Capitalized terms herein, but not otherwise defined in this Agreement, shall have the meanings given to them in the Loan Agreement. Pursuant to the terms of the Loan Agreement, a copy of which has been received by Participant, GBCC has established various credit facilities for and has made loans to the Company.

B. Company and Participant are desirous of GBCC making Special Advances (as defined below) to Company in an amount up to Seven Hundred and Fifty Thousand Dollars ($750,000) for the Company's working capital. In order to induce GBCC to make the requested loan, Participant wishes to purchase from GBCC and GBCC is willing to grant, sell and transfer to Participant, an undivided subordinated participation interest in the Special Advances of up to Seven Hundred and Fifty Thousand Dollars ($750,000) on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

Definitions.  As used in this Agreement:

         "Funding Date" shall have the meaning set forth in Section 3 hereof.

         "Loan Agreement" shall have the meaning set forth in Recital A.

         "Participation Interest" means a 100% participation interest in the portion of the Obligations constituting Special Advances being purchased by the Participant from GBCC hereunder.

         "Second Amendment" means that certain Second Amendment to Loan and Security Agreement and Limited Waiver of Defaults of even date between Guaranty Business Credit Corporation, a Delaware corporation and U.S. Plastic Lumber Ltd., a Delaware corporation.

         "Special Advance Subline" shall have the meaning set forth in the Second Amendment.


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

1. Sale of Participation. GBCC hereby grants, sells and transfers to Participant a 100% participation interest in the Special Advances in a total amount up to but not exceeding Seven Hundred and Fifty Thousand Dollars ($750,000).

2. Purchase Price.

         (a) In consideration of the Participant's purchase of the Participation Interest in the Special Advances, the Participant irrevocably and unconditionally agrees to pay to GBCC the aggregate amount of up to Seven Hundred and Fifty Thousand Dollars ($750,000) in immediately available funds on the Funding Date in accordance with paragraph 7 of the Second Amendment.

         (b) Pursuant to the terms of the Second Amendment, the Company may request advances under the Special Advance Subline as set forth in paragraph 7 of the Second Amendment. The parties agree, and by the signature of Company below, Company agrees and acknowledges that GBCC shall have no obligation to make any advances under the Special Advance Subline unless the advance is fully funded by Participant pursuant to Participant's Participation Interest in the manner set forth herein. Participant shall have no obligation to provide the funds required to fund a Special Advance unless and until the Company requests a Special Advance in accordance with the Second Amendment.

3. Funding. Upon Company requesting a Special Advance in accordance with paragraph 7 of the Second Amendment, Participant shall pay to GBCC in immediately available funds, an amount equal to the amount of the Special Advance request of Company. Such payment shall constitute Participant's payment to GBCC for the purchase price of the Participation Interest in such Special Advance. To be obligated to make the requested Special Advance to Company, GBCC must receive the entire amount of Participant's funds not later than two (2) Business Days after the date designated by Company for funding of the Special Advance (the "Funding Date"). If for any reason GBCC does not receive such funds within the time frame set forth herein, GBCC shall have the right (but not the obligation), in accordance with the Second Amendment, to make the Special Advance with any funds remitted by Participant to GBCC. If GBCC receives funds for a Special Advance from Participant and, in accordance with the Second Amendment, determines not to advance such funds to Company, GBCC shall return such funds to Participant within two (2) Business Days after such determination. If GBCC receives the amount of a Special Advance from the Special Advance Participant after 12:00 PM Pacific time on a Business Day, such amount shall be deemed received on the next Business Day. All payments by Participant to GBCC shall be sent by wire transfer to GBCC's bank account as follows:

                            -----------------------

                            -----------------------

                            -----------------------

                            -----------------------



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4. Distribution of Principal and Interest. Principal and accrued interest in respect to all or any portion of the Special Advances shall be payable to Participant only after the Other Obligations (as defined in the Second Amendment) have been paid and satisfied in full and the credit accommodations of GBCC to Company have been permanently terminated and all letters of credit (if any) are fully secured by cash collateral in a manner satisfactory to GBCC in its discretion. The principal of the Special Advances and any interest thereon shall be payable by GBCC to Participant only under the terms herein and only out of any monies, if any, which GBCC actually receives and is entitled to retain under the Transaction Documents in excess of amounts necessary to pay and satisfy in full the Other Obligations. Such excess monies, if any, shall be paid by GBCC to Participant but in no event shall the aggregate amount so paid exceed the amount of the Special Advances plus any interest accrued thereon.

5. Particular Terms and Conditions. The grant, sale and transfer of the Participation Interest and the purchase, acceptance, and assumption thereof by Participant pursuant to this Agreement, are expressly subject to each of the following terms and conditions (unless waived in writing by GBCC), each of which is expressly acknowledged, agreed and consented to by Participant:

         (a) Until all Other Obligations have been paid and satisfied in full, all amounts received by GBCC in respect of the Obligations, including, without limitation, all payments and prepayments, all proceeds of collateral, and all other amounts at any time collected by GBCC from or for the account of Company or any Guarantor of the Loan Agreement, shall be applied in such manner as GBCC shall determine in its sole discretion and notwithstanding any directive by anyone to the contrary. Without limiting GBCC's discretion, in the ordinary course GBCC intends to apply such collections as follows: (i) to GBCC for all amounts payable under the Loan Agreement and Transaction Documents for accrued but unpaid interest with respect to the Other Obligations and fees and expenses to which GBCC is entitled to reimbursement under the terms of the Transaction Documents or this Agreement; (ii) all other out-of-pocket expenses incurred by GBCC in performing its obligations under this Agreement or to which GBCC is otherwise entitled to reimbursement under the terms hereunder; (iii) to payment in full of the remaining Other Obligations, including all interest with respect to the Other Obligations and costs, fees and charges due GBCC after the entry of an order for relief against Company or any Guarantor in any bankruptcy or insolvency case or proceeding, whether or not such interest, cost, fees and charges would be an allowed claim in such proceeding, and (iv) to the Special Advances and interest thereon constituting the Participation Interest.

         (b) All transactions hereunder or in connection with the Transaction Documents shall be conducted solely in the name of GBCC without any notice to Participant required. Participant shall have no right to exercise any rights or remedies under the Transaction Documents and no right to approve or direct the taking or refraining from taking of any action thereunder, at any time, and GBCC shall retain exclusively, all rights to exercise, or refrain from exercising, all rights and remedies under the Transaction Documents, with or without notice to or consent of Participant. GBCC is not a fiduciary or trustee of Participant and shall have no duties or obligations to Participant not expressly set forth herein.

         (c) GBCC may, in its sole discretion, but without any obligation to do so, make loans or advances in excess of the Borrowing Base and Facility Limit, whether or not the aggregate liquidation value of the collateral equals or exceeds the resulting aggregate unpaid balance of the Obligations, or take or refrain from taking any other action under or in connection with the Transaction Documents.

         (d) The provisions of this Agreement are intended to and shall be enforceable at all times, notwithstanding the commencement or continuation of any bankruptcy or insolvency proceeding. In the event of any bankruptcy or insolvency proceeding involving the Company, GBCC may consent to the use of cash collateral or the use, sale or disposition of other collateral pursuant to the terms of the Bankruptcy Code, extend credit to the Company pursuant to the Bankruptcy Code and/or take any other action in connection with such bankruptcy or insolvency proceeding as GBCC may deem appropriate in its sole discretion, in each case without requirement of any notice to or consent by the Participant. In any such bankruptcy or insolvency proceeding, claims in respect of the Special Advances may be filed by GBCC as a separate proof of claim, separate and distinct from any proof of claim filed with respect to the principal, accrued interest and other amounts owing on or in respect of the Other Obligations.

         (e) In the event that monies received by GBCC on account of the Obligations are required by a court of law, by settlement or otherwise to be repaid to the Company or any representative thereof (including, without limitation, a trustee in bankruptcy or receiver) or to any other person, the Participant shall, promptly upon demand, pay to GBCC for the benefit of GBCC, an amount, if any, equal to the aggregate amount of payments, if any, which have been distributed to Participant under this Agreement but not to exceed the amount so repaid by GBCC, whereupon Participant's Participation Interest shall automatically be reinstated to the extent of such payments to GBCC under this section 5(e).

         (f) The rights sold, transferred and assigned to the Participant under this Agreement may not be reassigned, pledged or transferred by the Participant without the prior written consent of GBCC, which consent shall be exercised in the reasonable credit judgment of GBCC.

         (g) Until the Obligations owing to GBCC have been paid in full, and the lending arrangements between GBCC and the Company have been permanently terminated, any payment (including, without limitation, by direct payment, exercise of right of offset or otherwise) or distribution of any kind or character, whether in cash, securities or other property, which would otherwise (but for the provisions of this Agreement) be payable or deliverable in respect of the Participation Interest shall be paid or delivered directly to GBCC. Without the prior written consent of GBCC, Participant shall not exercise any right of offset or recoupment.

         (h) The rights of GBCC as against the Participant and the rights and obligations of the Participant, in each case as provided by the terms of this Agreement, shall remain in full force and effect without regard to, and shall not be impaired by any circumstance, including, without limitation, (i) any act or failure to act on the part of GBCC ; (ii) any amendment, modification, waiver, forbearance or indulgence in respect of the Transaction Documents agreed to or granted by GBCC; (iii) any increase or decrease of the maximum of the Borrowing Base or the Facility Limit, or the provisions of additional credit facilities under the Transaction Documents; (iv) any change in the manner, place or terms of payment of all or any part of the Obligations or renewal, extension, modification, rearrangement, refinancing or refunding of all or any part of the




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Obligations or any amendment, modification, waiver of, addition or supplement to, deletion from or compromise, release, consent or any other action in respect of the Transaction Documents or of any of the collateral which may be made by GBCC ; (v) any exercise or non-exercise by GBCC of any right, power, privilege or remedy under or in respect of the Transaction Documents or any waiver of any such right, power, privilege or remedy or of any default in respect thereof, any failure by GBCC to act in a commercially reasonable manner, or any neglect, delay, omission or failure or refusal to take or prosecute any action for the collection of all or any part of the Obligations or to take or prosecute any action in connection with any of the Transaction Documents or the collateral;
(vi) any receipt by GBCC of any security, or the failure by GBCC to perfect or maintain perfection of any security interest in any property; (vii) any mergers or consolidation of the Company, GBCC, or any of their respective subsidiaries into or with any other person, or any sale, lease or transfer of any or all of the assets of such person or of any of their respected subsidiaries to any other person; (viii) any sale, exchange, release, surrender or realization upon, in any order, or the failure to do any of the foregoing, of any part of the collateral; (ix) any settlement or compromise of the Obligations or any portion thereof; (x) subordination of the payment of or any part of the Obligations (including, without limitation, any portion thereof, which is subject to the Participation Interest) to the payment of any obligations, indebtedness or liabilities which may be due or become due to GBCC by the Company or as a result of the extension of financing to the Company pursuant to the terms of the Bankruptcy Code; (xi) the release of all or any one or more of the Company or any Guarantors; (xii) or the absence of any notice to, consent of or knowledge by, the Participant of the existence or occurrence of any of the events set forth in the foregoing subsections (l) through (xi) preceding

         (i) No amounts paid by the Participant to purchase a Participation Interest shall be considered a loan by the Participant to GBCC. Neither shall GBCC have any obligation to repurchase any Participation Interest under any circumstances.

         (j) To the extent not previously paid by Company, the Participant shall promptly pay to and reimburse GBCC for all costs and expenses incurred by GBCC in connection with (i) any enforcement of rights or any exercise of remedies against the Company or (ii) in respect of the collateral, in either case to the extent any such actions directly or indirectly result in the collection of amounts which are paid to Participant under this Agreement (in the proportion that the aggregate amount of such payments to the Participant bears to the total amount collected by GBCC and paid to GBCC from and after the date GBCC exercises default rights and remedies to collect the Obligations or upon the cessation of any further lending arrangements between GBCC and the Company).

         (k) In the event that any action, claim or demand of any kind shall be asserted against GBCC in connection with or with respect to the Obligations or the Transaction Documents, or GBCC's administration thereof, (including, without limitation, any actions based on any tort theory), the Participant agrees to bear its proportionate share of, and indemnify GBCC against, all damages and liabilities and all amounts paid in satisfaction or compromise of any such action, claim or demand, and all expenses, costs and attorneys' fees paid or incurred by GBCC in connection therewith, except in respect of damages and liabilities determined by a final, non-appealable judgment by a court of competent jurisdiction to have been caused by GBCC's willful misconduct.

         (l) Participant has no interest in any fees payable by the Company or any Guarantor under the Transaction Documents.

6. Payments Held in Trust. GBCC and Participant each agree that any amounts either may have received to which the other party is entitled pursuant to the terms of this Agreement will be held for such entitled party and will be paid to such other party promptly upon receipt thereof.

7. Independent Credit Decision. The Participant hereby (a) acknowledges that it has received such documents and information as Participant has deemed appropriate to make its own independent credit and legal analysis and decision to enter into this Agreement, and (b) agrees that it will, independently and without reliance upon GBCC, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal analysis in connection with the rights and interests purchased by the Participant under this Agreement. The Participant acknowledges that GBCC has made no representations or warranties, express or implied, as to the loans, the letters of credit, the Company, the Transaction Documents, the collateral or the transactions thereunder, or the legal validity, enforceability or collectibility thereof.

8. GBCC; Duties and Obligations. GBCC shall have no duties or obligations to the Participant under the Transaction Documents. GBCC shall not be liable for any action taken or omitted to be taken by it under this Agreement or any Loan Document unless such action or omission is expressly prohibited by the terms of this Agreement, and shall not be responsible for the consequences of any error of judgment. GBCC at all times shall act as an independent contractor with respect to the Participant and the Participation Interest, and shall not be an agent, trustee or fiduciary for the Participant. In no event shall GBCC have any liability or responsibility to the Participant except for actions taken or omitted to be taken by Agent which constitute willful misconduct. GBCC may rely on legal counsel, independent public accountants and other experts or professionals selected or accepted by it and shall not be liable for any action taken or omitted to be taken in GBCC's business judgment in accordance with advice of any such legal counsel, accountants, experts or other professionals. The Participant shall have no duties or rights held by GBCC in its capacity under the Transaction Documents.

9. Withholding Tax. If GBCC shall be required by law to deduct and withhold taxes or other charges imposed by any jurisdiction ("Taxes") from any amounts payable to the Participant with respect to the loans or the Participation Interest because the Participant is a Non-Exempt Person (as hereinafter defined), GBCC shall be entitled to do so with respect to the Participant's interest in such payment (all withheld amounts being deemed paid to the Participant). A "Non-Exempt Person" is any person other than a person who is either (a) a United States person or (b) has on file with GBCC for the year involved such duly-executed form(s) or statement(s) which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such person, (ii) the United States Internal Revenue Code of 1986, as amended and as such may hereafter be amended, or (iii) any applicable rules or regulations in effect under clauses (i) or (ii) preceding, permit GBCC to make such payments free of any obligation or liability for withholding. The Participant agrees to indemnify GBCC against and to hold GBCC harmless from any taxes, interest, penalties and attorneys' fees arising from any failure of GBCC to withhold taxes from payments made to the Participant in reliance upon any representation or document made or provided by the Participant to GBCC, it being agreed that (x) GBCC shall be absolutely and unconditionally entitled to accept any such representation or document as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate the same, and (y) the Participant shall, upon request of GBCC and at the Participant's sole cost and expense, defend any claim relating to the foregoing indemnification, by counsel selected by GBCC and reasonably satisfactory to Participant. The Participant represents to GBCC that the Participant is not a Non-Exempt Person and that GBCC is not obligated under applicable law to withhold taxes on any sums paid to the Participant pursuant to this Agreement. Contemporaneously with the execution of this Agreement, and from time to time as necessary during the term of this Agreement, the Participant shall deliver to GBCC evidence reasonably satisfactory to GBCC substantiating that the Participant is not a Non-Exempt Person and that GBCC is not obligated under applicable law to withhold taxes on sums paid to the Participant with respect to the loans or the Participation Interest or otherwise.

10. Representations and Warranties.

         (a) GBCC makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Agreement or any other Loan Document, makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition, or statements of the Company or any Guarantor or the performance or observance by any of the Company or any Guarantor of such obligations under any of the Transaction Documents.

         (b) The Participant hereby represents and warrants that: (i) if not a natural person, it is duly organized and existing and, in any case, has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and in fulfillment of its obligations hereunder; (ii) no notices to, or consents, authorizations, or approvals of, any Person are required for its due execution, delivery, and performance of this Agreement, and no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) the financial accommodations afforded to the Company as a result of the Participant's entering into and performing this Agreement inure to the benefit of the Participant, and the Participant will receive direct and indirect benefit from the execution of this Agreement, (iv) this Agreement has been duly executed and delivered by the Participant and constitutes the legal, valid, and binding obligation of the Participant, enforceable against the Participant in accordance with the terms hereof subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles, (v) the Participant's execution and delivery of this Agreement and performance of and compliance with the terms hereof will not constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any material contract, agreement or instrument to which the Participant is a party or which may be applicable to the Participant or



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any of its assets, (vi) the Participant is currently informed of the financial condition of each of the Company and any and all other persons obligated in respect of the Obligations and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations, (vii) the Participant has had an opportunity to review the books and records of the Company and is familiar with the value of the collateral, and has adequate means to obtain, on a continuing basis, information concerning the financial condition of the Company or any Guarantor, (viii) GBCC has not made any representation, warranty or statement to the Participant in order to induce the Participant to execute this Agreement, (ix) the Participant is purchasing the Participation hereunder for its own account in respect of a commercial transaction made in the ordinary course of its business and not with a view to or in connection with any subdivision, resale, or distribution thereof and (x) the Participant can bear the economic risk related to the purchase of the Participation Interest.

11. Effective Date; Conditions; Deliveries.

         (a) This Agreement shall be effective on the date that the following conditions precedent shall have been satisfied:

                  (i) this Agreement shall be executed and delivered by GBCC, the Participant , the Company and all Guarantors;

                  (ii) the Second Amendment has been fully executed and delivered and the conditions precedent thereunder have been satisfied; and

                  (iii) if applicable, the Participant shall have delivered to GBCC, documentation evidencing (1) the existence of the Participant,
         (2) authorization of this Agreement and the actions to be taken by the Participant in connection herewith, (3) incumbency and due authorization of the person executing this Agreement on behalf of the Participant, all in form and substance satisfactory to GBCC and (4) an opinion of counsel for the Participant (if not a natural person) addressing this Agreement and the Participant's execution, delivery and performance thereof, in form and substance satisfactory to GBCC.

         (b) Promptly following the execution of this Agreement each party to this Agreement shall deliver to the other an executed counterpart of this Agreement.

12. Equivalent Value. The Participant acknowledges and agrees that the value of the benefits sold, transferred and assigned to the Participant under this Agreement equals or exceeds the amount payable by the Participant in consideration therefor.

13. Further Assurances. GBCC and the Participant each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request from the other in connection with the transactions contemplated by this Agreement, including the delivery of any notices or other documents or instruments to the Company or GBCC, which may be required in connection with the assignment contemplated hereby.

14. INDEMNIFICATION. THE PARTICIPANT HEREBY UNCONDITIONALLY AND IRREVOCABLY AGREES TO INDEMNIFY GBCC, AND ITS RESPECTIVE OFFICERS, EMPLOYEES AND REPRESENTATIVES, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (EACH AN "INDEMNIFIED PERSON"), WITH RESPECT TO AND HOLD SUCH PERSONS HARMLESS FROM ANY AND ALL CLAIMS, LOSS, LIABILITY AND DEMANDS OF ANY KIND (INCLUDING, WITHOUT LIMITATION, ALL COSTS AND EXPENSES ARISING IN CONNECTION THEREWITH, INCLUDING REASONABLE ATTORNEYS' FEES) BY ANY PERSON OR ENTITY WHATSOEVER, ARISING OUT OF OR RELATING TO THE PARTICIPANT'S PURCHASE OF ITS PARTICIPATION INTEREST AS PROVIDED FOR HEREIN, INCLUDING, WITHOUT LIMITATION, THE PARTICIPANT'S MAKING OF SUCH PURCHASE OR ITS RIGHT TO DO SO, THE FUNDS (OR THE SOURCE THEREOF) EMPLOYED BY THE PARTICIPANT IN MAKING PAYMENT FOR SUCH PURCHASE, AND ANY CLAIMS OF ANY OTHER PERSON.

15. Miscellaneous.

         (a) Any amendment or waiver of any provision of this Agreement shall be in writing and signed by all of the parties hereto. No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

         (b) The Participant shall pay its own costs and expenses incurred in connection with the negotiation, preparation, execution, and performance of this Agreement.

         (c) This Agreement may be executed in any number of counterparts. A telecopy of any such executed counterpart shall be deemed valid as an original.

         (d) All notices, demands, and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (i) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (ii) three (3) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (iii) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

                           If to GBCC:

                           Guaranty Business Credit Corporation
                           333 S. Grand Avenue, Suite 1650
                           Los Angeles, CA 90071
                           Attention:  Portfolio Manager

                           with a copy to:

                           Jenkens & Gilchrist, LLP
                           12100 Wilshire Blvd, Suite 1500
                           Los Angeles, CA 90025
                           Attention: Gary Samson, Esq.


                           If to the Company:

                           U.S. Plastic Lumber, Ltd.
                           2300 Glades Road, Suite 440
                           West Boca Raton, FL 33431
                           Attention: Chief Executive Officer

                           If to the Participant:

                          ---------------------------

                          ---------------------------

                          ---------------------------

                          ---------------------------


or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication.


         (e) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. GBCC and Participant each irrevocably submits to the non-exclusive jurisdiction of any court sitting in the State of California, County of Los Angeles, over any suit, action, or proceeding arising out of or relating to this Agreement and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

         (f) GBCC, AND THE PARTICIPANT EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT IT MAY HAVE TO A

TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON THIS AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTION DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.





         THIS AGREEMENT HAS BEEN EXECUTED OUTSIDE THE STATE OF FLORIDA.



                                       GUARANTY BUSINESS CREDIT CORPORATION:



                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------



                                       PARTICIPANT:



                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------

         The undersigned hereby agree and consent to the terms and conditions of the foregoing Agreement.


                                       U.S. PLASTIC LUMBER LTD.




                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------



                                       U.S. PLASTIC LUMBER IP CORPORATION
                                       (Guarantor)



                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------


                                       U.S. PLASTIC LUMBER CORP.
                                       (Guarantor)


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------



                                       U.S. PLASTIC FINANCE CORPORATION
                                       (Guarantor)


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------